(h)(3)(D)(ii)

FORM OF

Amendment No. 63 to FundRun Schedule of Data Services

Reference is hereby made to that certain FundRun Schedule of Data Services having a commencement date of February 3, 2003 (the "Schedule"), as amended, among ICE Data Pricing

&Reference Data, LLC (formerly, "Interactive Data Pricing and Reference Data LLC") (formerly, "Interactive Data Pricing and Reference Data, Inc.") (formerly, "FT Interactive Data Corporation"), 100 Church Street, New York, NY 10007, Voya Investments, LLC (formerly, "ING Investments, LLC"), 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258- 2034, and, for the specific purposes described in the Schedule, the individual mutual funds identified on Amended Appendix C to the Schedule. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Schedule.

WHEREAS, the parties desire to further amend the Schedule as of October 21, 2022 (the "Amendment Date") to amend the list of mutual funds as Customers under the Schedule.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Amended Appendix C to the Schedule is hereby superseded by Amended Appendix C attached hereto, and the mutual funds set forth on the attached Amended Appendix C shall constitute all of the Customers under the Schedule.

2.The laws of the State of New York shall govern the construction and interpretation of this Amendment without reference to the conflicts of laws principles of such jurisdiction.

3.This Amendment may be signed in counterparts, with the same effect as if the signature on each counterpart were upon the same instrument.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives, incorporating this Amendment into the Schedule as of the Amendment Date.

"ICE DATA"		"THE AGENT"
ICE DATA PRICING & REFERENCE		VOYA INVESTMENTS, LLC
DATA, LLC
By:	__________________________	By:
Name: __________________________		Name:	Todd Modic
Title:	__________________________	Title: Senior Vice President

"THE CUSTOMERS"

By: ___________________________

Name: Kimberly A. Anderson

Title: Senior Vice President

Duly authorized to execute and deliver this Amendment on behalf of each Customer identified in this Amendment and each Customer set forth on the Amended Appendix C to the Schedule.

AMENDED APPENDIX C

VOYA INVESTMENTS, LLC

LIST OF CUSTOMERS

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya Small Cap Growth Fund

Voya Small Company Fund

Voya SmallCap Opportunities Fund

Voya U.S. High Dividend Low Volatility Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND

PORTFOLIO

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

Voya Retirement Moderate Growth Portfolio

Voya Retirement Moderate Portfolio

Voya U.S. Stock Index Portfolio1

Voya VACS Index Series S Portfolio

VY® BlackRock Inflation Protected Bond Portfolio VY® CBRE Global Real Estate Portfolio

VY® CBRE Real Estate Portfolio

VY® Invesco Growth and Income Portfolio1

VY® JPMorgan Emerging Markets Equity Portfolio1 VY® JPMorgan Small Cap Core Equity Portfolio1 VY® Morgan Stanley Global Franchise Portfolio1 VY® T. Rowe Price Capital Appreciation Portfolio1 VY® T. Rowe Price Equity Income Portfolio1

VOYA MUTUAL FUNDS

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

Voya Global Bond Fund

Voya Global Diversified Payment Fund

Voya Global High Dividend Low Volatility Fund

Voya Global Perspectives® Fund

Voya International High Dividend Low Volatility

Fund

Voya Multi-Manager Emerging Markets Equity

Fund

Voya Multi-Manager International Equity Fund

Voya Multi-Manager International Factors Fund

Voya Multi-Manager International Small Cap

Fund

Voya Russia Fund

VOYA PARTNERS, INC.

Voya Global Bond Portfolio

Voya Index Solution 2025 Portfolio

Voya Index Solution 2030 Portfolio

Voya Index Solution 2035 Portfolio

Voya Index Solution 2040 Portfolio

Voya Index Solution 2045 Portfolio

Voya Index Solution 2050 Portfolio

Voya Index Solution 2055 Portfolio

Voya Index Solution 2060 Portfolio

Voya Index Solution 2065 Portfolio Voya Index Solution Income Portfolio

Voya International High Dividend Low Volatility

Portfolio

Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution 2065 Portfolio

Voya Solution Aggressive Portfolio

Voya Solution Balanced Portfolio

Voya Solution Conservative Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative Portfolio

VOYA PARTNERS, INC. (cont.)

VY® American Century Small-Mid Cap Value

Portfolio

VY® Baron Growth Portfolio

VY® Columbia Contrarian Core Portfolio

VY® Columbia Small Cap Value II Portfolio

VY® Invesco Comstock Portfolio

VY® Invesco Equity and Income Portfolio

VY® Invesco Global Portfolio

VY® JPMorgan Mid Cap Value Portfolio

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt

Fund

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

Voya Target In-Retirement Fund

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund

Voya Target Retirement 2065 Fund

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

Voya Strategic Allocation Conservative Portfolio

Voya Strategic Allocation Growth Portfolio

Voya Strategic Allocation Moderate Portfolio

VOYA VARIABLE FUNDS

Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE TRUST

VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC.

Voya Emerging Markets Index Portfolio

Voya Global High Dividend Low Volatility

Portfolio

Voya Index Plus LargeCap Portfolio

Voya Index Plus MidCap Portfolio

Voya Index Plus SmallCap Portfolio

Voya International Index Portfolio

Voya Russell™ Large Cap Growth Index Portfolio Voya Russell™ Large Cap Index Portfolio Voya Russell™ Large Cap Value Index Portfolio Voya Russell™ Mid Cap Growth Index Portfolio Voya Russell™ Mid Cap Index Portfolio

Voya Russell™ Small Cap Index Portfolio

Voya Small Company Portfolio

Voya U.S. Bond Index Portfolio

Voya VACS Index Series EM Portfolio Voya VACS Index Series I Portfolio Voya VACS Index Series MC Portfolio Voya VACS Index Series SC Portfolio

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio